                                                Oppenheimer Intermediate Municipal Fund
                                              Supplement dated September 12, 2002 to the
                                                   Prospectus dated January 28, 2002

This Supplement to the Prospectus replaces the supplement dated September 10, 2002 and changes the prospectus as follows:

1.       On August 27, 2002, the Fund's Board of Trustees approved changing the name of the Fund to "Oppenheimer Limited Term
     Municipal Fund."  Effective September 30, 2002, all references in the Prospectus to "Oppenheimer Intermediate Municipal Fund" are
     changed to "Oppenheimer Limited Term Municipal Fund."

2.       Effective September 30, 2002, the first sentence in the first paragraph on Page 3 following the heading "What Does the Fund
     Mainly Invest In?" is deleted and replaced with the following:

         The Fund normally invests at least 95% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Not more than 5% of total assets will be invested in securities rated below investment grade at the time of acquisition.

3.       Effective September 30, 2002, the first sentence in the second paragraph on Page 3 following the heading "What Does the Fund
     Mainly Invest In?" is deleted and replaced with the following:

         The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less.

4.       Effective September 30, 2002, the first sentence in the second paragraph on Page 4 following the heading "What Does the Fund
     Mainly Invest In?" is deleted and replaced with the following:

         Although the Fund attempts to limit its average effective portfolio maturity to not more than five years, the Fund can hold securities having maturities of more than five years to seek higher income.

5.       The following is added to the footnote following the "Annual Fund Operating Expenses" chart on page 7:

         Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to
         0.10% or 0.05%, as the case may be, of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in either the fourth or the fifth quintile of the
         Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

6.       Effective September 30, 2002 the second sentence in the second paragraph on Page 10 following the heading "The Fund's
     Portfolio Duration Strategy" is deleted and replaced with the following:

         It tries to maintain a dollar-weighted average effective portfolio maturity of five years or less, under normal market conditions (that is, when financial markets are not in an unstable to volatile state).

7.       Effective September 30, 2002 the first sentence in the first paragraph on Page 10 following the heading "Ratings of
     Municipal Securities." is deleted and replaced with the following:

         The Fund normally invests at least 95% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Not more than 5% of total assets will be invested in securities rated below investment grade at the time of acquisition.

8.       The two paragraphs on page 13 following the heading "Portfolio Managers" are deleted and replaced with the following:

         Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice
         President of the Manager (since January 1996) and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

September 12, 2002                                                                                      PS0860.027